Exhibit 99.1

Quarterly Operating Supplement Fourth Quarter 2006

1	Quarterly Operating Supplement for the Period Ended Dec. 31, 2006 / Table of Contents

Radian Asset Assurance Inc.

Quarterly Operating Supplement

December 31, 2006

Introductory Note

This operating supplement presents financial information for Radian Asset Assurance Inc. (Radian) and its consolidated subsidiaries on a GAAP basis. Please visit our website at www.radian.biz on or about March 12, 2007 for selected statutory information.

Company Profile

Radian, founded in 1985 and rated AA by Standard & Poor’s, a division of The McGraw-Hill Companies (S&P), and Fitch Ratings and Aa3 by Moody’s Investor Service (Moody’s), is a leading financial guarantor of structured finance and public finance transactions. As a direct writer of financial guaranty insurance for municipal bonds, asset-backed securities and structured transactions, Radian plays an important role in extending the benefits of insurance to a broad range of institutions and securities issuers. Radian is also a leading provider of reinsurance to the major monoline financial guarantors. In addition, Radian provides Trade Credit reinsurance, which was placed in runoff in 2005.

Radian is a subsidiary of Radian Group Inc. (NYSE: RDN), a global credit risk management company headquartered in Philadelphia with significant operations in both New York and London.

Company Information

Radian Asset Assurance Inc.	Contact:
335 Madison Avenue	John C. DeLuca
New York, New York 10017	Senior Vice President
1 877 337.4925 (within the U.S.)	Director of Marketing, Public Finance
1 212 983.3100	1 212 984.9222
www.radian.biz	john.deluca@radian.biz

2	Quarterly Operating Supplement for the Period Ended Dec. 31, 2006 / Introductory Note / Company Profile / Company Information

Radian Asset Assurance Inc.

Consolidated GAAP Income Statements* ($ Thousands)

(Unaudited)

	Quarter ended		Twelve months ended
	December 31 2006	December 31 2005	December 31 2006	December 31 2005
Revenues
Gross premiums written	$76,395	$67,703	$262,448	$222,944
Ceded premiums written	(158)	(306)	(2,595)	(3,363)

Net premiums written	76,237	67,397	259,853	219,581
Increase in deferred premium revenue	(27,490)	(16,198)	(60,280)	(13,458)

Premiums earned	48,747	51,199	199,573	206,123

Net investment income	24,526	22,303	92,656	87,497
(Loss) gain on sale of investments	(43)	4,198	1,505	12,350
Change in fair value of derivative instruments	21,245	(33,323)	12,384	6,053

Total revenues	94,475	44,377	306,118	312,023

Expenses
Losses and loss adjustment expenses	4,179	6,075	21,849	31,445
Policy acquisition costs	10,320	13,167	46,263	52,354
Other operating expenses	13,600	18,928	59,543	65,919
Other expense	4,137	4,031	15,059	14,035

Total expenses	32,236	42,201	142,714	163,753

Income before income taxes	62,239	2,176	163,404	148,270
Income tax expense (benefit)	16,671	(3,463)	36,116	32,556

Net income	$45,568	$5,639	$127,288	$115,714

Financial Ratios
Loss and LAE Ratio	8.6%	11.9%	10.9%	15.3%
Underwriting Expense Ratio	49.1%	62.7%	53.0%	57.4%

Combined Ratio	57.7%	74.6%	63.9%	72.7%

*	See Consolidated Explanatory Notes on page 16.

3	Quarterly Operating Supplement for the Period Ended Dec. 31, 2006 / Consolidated GAAP Income Statements

Radian Asset Assurance Inc.

Consolidated GAAP Balance Sheets* ($ Thousands)**

(Unaudited)

	December 31 2006	December 31 2005
Assets

Investments:
Fixed maturities, available for sale, at fair value (amortized cost $2,111,479 and $1,934,133)	$2,171,578	$1,987,565
Trading securities, at fair value (cost $17,459 and $17,318)	28,340	23,264
Common stock, at fair value (cost $931 and $931)	1,152	1,164
Short-term investments	93,042	101,691

Total Investments	2,294,112	2,113,684

Cash and cash equivalents	2,371	5,925
Accrued interest and dividends receivable	27,860	26,372
Premiums and other receivables	25,760	39,824
Deferred policy acquisition costs	153,094	140,658
Prepaid reinsurance premiums	1,184	1,546
Reinsurance recoverable on unpaid losses	2,259	2,699
Prepaid federal income taxes	14,995	14,995
Federal income tax recoverable	409	3,163
Credit derivatives	94,381	23,385
Other assets	7,752	10,954

Total Assets	$2,624,177	$2,383,205

Liabilities and Shareholder’s Equity

Liabilities

Losses and loss adjustment expenses	$173,990	$186,425
Reinsurance payable on paid losses and loss adjustment expenses	1,853	6,142
Deferred premium revenue	694,680	634,424
Deferred federal income taxes	109,849	66,231
Payable to affiliates	5,141	8,065
Accrued expenses and other liabilities	32,388	21,439

Total Liabilities	1,017,901	922,726

Shareholder’s Equity

Common stock — $150 par value
Authorized, issued and outstanding — 100,000 shares	15,000	15,000
Additional paid-in capital	600,654	590,579
Retained earnings	944,996	817,708
Accumulated other comprehensive income	45,626	37,192

Total Shareholder’s Equity	1,606,276	1,460,479

Total Liabilities and Shareholder’s Equity	$2,624,177	$2,383,205

*	See Consolidated Explanatory Notes on page 16.
**	Except share amounts.

4	Quarterly Operating Supplement for the Period Ended Dec. 31, 2006 / Consolidated GAAP Balance Sheets

Radian Asset Assurance Inc.

Consolidated Gross Premiums Written by Product* ($ Thousands)

	Quarter ended			Twelve months ended
	December 31 2006	December 31 2005	Percent Change	December 31 2006	December 31 2005	Percent Change
Public Finance Direct	$30,647	$21,860	40.2%	$80,242	$73,146	9.7%
Structured Finance Direct	19,053	18,951	0.5%	78,367	71,559	9.5%
Public Finance Reinsurance	20,526	16,443	24.8%	81,065	77,797	4.2%
Structured Finance Reinsurance	5,950	4,294	38.6%	18,869	20,649	–8.6%
Trade Credit Reinsurance	219	6,155	–96.4%	3,905	34,535	–88.7%

	76,395	67,703	12.8%	262,448	277,686	–5.5%
Impact of Recapture	—	—	—	—	(54,742)	100.0%

	$76,395	$67,703	12.8%	$262,448	$222,944	17.7%

Consolidated Net Premiums Earned by Product* ($ Thousands)

	Quarter ended			Twelve months ended
	December 31 2006	December 31 2005	Percent Change	December 31 2006	December 31 2005	Percent Change
Public Finance Direct	$9,335	$7,866	18.7%	$33,016	$32,533	1.5%
Structured Finance Direct	23,105	22,310	3.6%	90,092	79,408	13.5%
Public Finance Reinsurance	9,510	8,752	8.7%	37,765	34,413	9.7%
Structured Finance Reinsurance	5,516	4,877	13.1%	21,278	20,440	4.1%
Trade Credit Reinsurance	1,281	7,394	–82.7%	17,422	43,868	–60.3%

	48,747	51,199	–4.8%	199,573	210,662	–5.3%
Impact of Recapture	—	—	—	—	(4,539)	100.0%

	$48,747	$51,199	–4.8%	$199,573	$206,123	–3.2%

Consolidated Net Unearned Premium Amortization and Estimated Future Installment Premiums**

As of December 31, 2006

($ Millions)	Ending Net Unearned Premiums	Unearned Premium Amortization	Future Installments	Total Premium Earnings
2007	$603.3	$90.2	$68.7	$158.9
2008	541.5	61.8	67.6	129.4
2009	490.4	51.1	58.9	110.0
2010	446.0	44.4	45.3	89.7
2011	404.7	41.3	38.4	79.7

2007 – 2011	404.7	288.8	278.9	567.7
2012 – 2016	233.9	170.8	83.6	254.4
2017 – 2021	116.1	117.8	30.2	148.0
2022 – 2026	44.3	71.8	20.3	92.1
After 2026	—	44.3	26.7	71.0

Total	—	$693.5	$439.7	$1,133.2

*	See Consolidated Explanatory Notes on page 16.
**	This table depicts the expected amortization of the unearned premium for the existing financial guaranty portfolio, assuming no advance refundings as of December 31, 2006. Expected maturities will differ from contractual maturities because borrowers have the right to call or repay financial guaranty obligations. Unearned premium amounts are net of prepaid reinsurance.

5	Quarterly Operating Supplement for the Period Ended Dec. 31, 2006 / Consolidated: Gross Premiums Written / Net Premiums Earned / Net Unearned Premium

Radian Asset Assurance Inc.

Consolidated Selected Loss Information*

($ Thousands)

Components of Claims Paid and Incurred Losses and Loss Adjustment Expenses

	Quarter ended		Twelve months ended
	December 31 2006	December 31 2005	December 31 2006	December 31 2005
Claims Paid
Trade Credit	$1,368	$6,183	$13,669	$19,284
Financial Guaranty	(30)	(1,944)	6,787	9,340
Conseco Finance Corp	3,513	6,181	15,763	29,574

Total	$4,851	$10,420	$36,219	$58,198

Incurred Losses and Loss Adjustment Expenses
Trade Credit	$88	$2,209	$6,180	$15,947
Financial Guaranty	4,091	3,866	16,951	15,498
Conseco Finance Corp	—	—	(1,282)	—

Total	$4,179	$6,075	$21,849	$31,445

Net (recoveries) payments under derivative contracts	$(729)	$(1,419)	$63,548	$(7,594)

Components of Losses and Loss Adjustment Expense Reserves

	December 31 2006	December 31 2005
Financial Guaranty
Case	$42,459	$53,928
Allocated non-specific	26,185	27,750
Unallocated non-specific	60,431	54,878

	129,075	136,556

Trade Credit and Other
Case	20,770	19,051
IBNR	24,145	30,818

	44,915	49,869

Total	$173,990	$186,425

*	See Consolidated Explanatory Notes on page 16.

6	Quarterly Operating Supplement for the Period Ended Dec. 31, 2006 / Consolidated Selected Loss Information

Radian Asset Assurance Inc.

Consolidated Selected Derivative Information*

($ Millions)

Balance Sheet Information

	December 31 2006	December 31 2005
Notional value.	$43,728.0	$22,724.8

Gross unrealized gains	$118.7	$95.5
Gross unrealized losses	24.3	72.1

Net gains	$94.4	$23.4

Income Statement Information

	Quarter ended		Twelve months ended
	December 31 2006	December 31 2005	December 31 2006	December 31 2005
Gains (losses) on trading securities	$4.2	$(0.6)	$4.9	$0.4
Net gains (losses) recorded on derivatives	17.0	(32.7)	7.4	5.7

Change in fair value of derivative instruments	$21.2	$(33.3)	$12.3	$6.1

Net Gains and (Losses)

	December 31 2006	December 31 2005
Balance at January 1	$23.4	$25.3

Net gains recorded	7.4	5.7
Settlements of derivatives contracts:
Defaults
Recoveries	(4.5)	(7.7)
Payments .	68.1	0.1
Early termination receipts . .	—	—

Balance at end of period	$94.4	$23.4

*	See Consolidated Explanatory Notes on page 16.

7	Quarterly Operating Supplement for the Period Ended Dec. 31, 2006 / Selected Consolidated Derivative Information

Radian Asset Assurance Inc.

Consolidated Investment Portfolio Highlights*

($ Millions)

Asset Quality**	Book Value (12/31/2006)	Percent of Book Value	Book Value (12/31/2005)	Percent of Book Value
AAA	$1,573.2	68.5%	$1,422.0	67.3%
AA	404.4	17.6%	397.0	18.8%
A	172.6	7.5%	169.9	8.0%
BBB	132.4	5.8%	116.8	5.5%
BIG	3.5	0.2%	—	0.0%
NR	5.8	0.3%	6.5	0.3%
Other	2.2	0.1%	1.5	0.1%

Total	$2,294.1	100.0%	$2,113.7	100.0%

Asset Class	Book Value (12/31/2006)	Percent of Book Value	Book Value (12/31/2005)	Percent of Book Value
Municipal Bonds	$1,703.6	74.2%	$1,537.0	72.7%
Taxable Bonds	344.2	15.0%	366.3	17.3%
Convertible Bonds	116.5	5.1%	107.5	5.1%
Short-Term	93.0	4.1%	70.5	3.4%
Other	36.8	1.6%	32.4	1.5%

Total	$2,294.1	100.0%	$2,113.7	100.0%

*	See Consolidated Explanatory Notes on page 16.
**	Average duration of 5.6 years and 5.8 years at 12/31/2006 and 12/31/2005, respectively.

8	Quarterly Operating Supplement for the Period Ended Dec. 31, 2006 / Consolidated Investment Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights* ($ Millions)

Consolidated Gross Par Originated

	Quarter ended
	December 31, 2006			December 31, 2005
	Direct	Assumed**	Total	Direct	Assumed**	Total
Public Finance	$1,448	$1,544	$2,992	$1,239	$2,254	$3,493
Structured Finance	5,994	815	6,809	3,638	1,207	4,845

Total	$7,442	$2,359	$9,801	$4,877	$3,461	$8,338

	Twelve months ended
	December 31, 2006			December 31, 2005
	Direct	Assumed**	Total	Direct	Assumed**	Total
Public Finance	$3,304	$6,486	$9,790	$3,008	$6,824	$9,832
Structured Finance	22,990	2,113	25,103	12,513	2,369	14,882

Total	$26,294	$8,599	$34,893	$15,521	$9,193	$24,714

Sector Breakout

	Net Par Outstanding (12/31/2006)	Percent of total Net Par	Net Par Outstanding (12/31/2005)	Percent of total Net Par
Public Finance

General Obligations	$16,760	16.1%	$15,160	19.8%
Healthcare	10,198	9.8%	8,727	11.4%
Utilities	6,269	6.0%	5,686	7.4%
Transportation	5,426	5.2%	4,739	6.2%
Tax Backed	5,269	5.1%	4,540	5.9%
Education	4,095	3.9%	3,513	4.6%
Investor-Owned Utilities	2,355	2.3%	1,690	2.2%
Long Term Care	1,464	1.4%	1,292	1.7%
Housing	793	0.8%	618	0.8%
Other Public Finance	1,184	1.1%	1,278	1.7%

Subtotal Public Finance	$53,813	51.7%	$47,243	61.7%

Structured Finance

Collateralized Debt Obligations	$43,990	42.3%	$22,736	29.7%
Asset Backed – Consumer	1,310	1.3%	1,714	2.2%
Asset Backed – Commercial and Other	1,109	1.1%	1,784	2.3%
Asset Backed – Mortgage and MBS	1,023	1.0%	1,287	1.7%
Other Structured Finance	2,721	2.6%	1,810	2.4%
Subtotal Structured Finance	50,153	48.3%	29,331	38.3%

Total	$103,966	100.0%	$76,574	100.0%

*	See Consolidated Explanatory Notes on page 16.
**	Reflects one quarter lag

9	Quarterly Operating Supplement for the Period Ended Dec. 31, 2006 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Rating Distribution**

Rating**	Net Par Outstanding (12/31/2006)	Percent of total Net Par	Net Par Outstanding (12/31/2005)	Percent of total Net Par
Public Finance

AAA	$1,371	1.3%	$1,380	1.8%
AA	16,436	15.8%	13,664	17.8%
A	18,715	18.0%	18,036	23.6%
BBB	15,808	15.2%	12,922	16.9%
Below Investment Grade	1,293	1.2%	902	1.2%
Not Rated	190	0.2%	339	0.4%

Subtotal Public Finance	$53,813	51.7%	$47,243	61.7%

Structured Finance

AAA	$41,800	40.2%	$21,155	27.6%
AA	2,976	2.9%	2,727	3.6%
A	1,481	1.5%	1,288	1.7%
BBB	2,511	2.4%	3,012	3.9%
Below Investment Grade	119	0.1%	552	0.7%
Not Rated	1,266	1.2%	597	0.8%

Subtotal Structured Finance	$50,153	48.3%	$29,331	38.3%

Total

AAA	$43,171	41.5%	$22,535	29.4%
AA	19,412	18.7%	16,391	21.4%
A	20,196	19.5%	19,324	25.3%
BBB	18,319	17.6%	15,934	20.8%
Below Investment Grade	1,412	1.3%	1,454	1.9%
Not Rated	1,456	1.4%	936	1.2%

Total	$103,966	100.0%	$76,574	100.0%

*	See Consolidated Explanatory Notes on page 16.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

10	Quarterly Operating Supplement for the Period Ended Dec. 31, 2006 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Geographic Diversification

	Net Par Outstanding (12/31/2006)	Percent of total Net Par	Net Par Outstanding (12/31/2005)	Percent of total Net Par
Domestic public finance
California	$6,185	5.9%	$5,182	6.8%
New York	5,051	4.9%	4,835	6.3%
Texas	4,158	4.0%	3,625	4.7%
Florida	3,245	3.1%	2,681	3.5%
Pennsylvania	2,892	2.8%	2,907	3.8%
Illinois	2,881	2.8%	2,654	3.5%
New Jersey	2,250	2.2%	1,994	2.6%
Massachusetts	2,238	2.2%	2,178	2.8%
Washington	1,775	1.7%	1,549	2.0%
Colorado	1,409	1.3%	1,165	1.5%
Top ten states – domestic public finance subtotal	32,084	30.9%	28,770	37.5%
Total of other states – domestic public finance	18,685	17.9%	16,960	22.2%
Total domestic public finance	50,769	48.8%	45,730	59.7%
Domestic structured finance	37,205	35.8%	24,595	32.1%
International public and structured finance	15,992	15.4%	6,249	8.2%

Total	$103,966	100.0%	$76,574	100.0%

*	See Consolidated Explanatory Notes on page 16.

11	Quarterly Operating Supplement for the Period Ended Dec. 31, 2006 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights* ($ Millions)

25 Largest Public Finance Exposures

Obligor	Net Par Outstanding (12/31/2006)	Percent of total Net Par	Rating**
New York, NY – G.O.	$738	0.7%	AA–
California – G.O.	611	0.6%	A+
Port Authority of New York & New Jersey	551	0.5%	AA–
Chicago, IL – G.O.	464	0.4%	AA
Washington – G.O.	371	0.4%	Aa1
Massachusetts – G.O.	364	0.4%	AA
New Jersey Economic Development Authority School Facilities	314	0.3%	AA–
New York City Municipal Water Finance, NY	313	0.3%	AA+
Long Island Power Authority, NY	298	0.3%	A–
New Jersey Transportation Trust Fund Authority	295	0.3%	AA–
Illinois Toll Highway Authority	289	0.3%	AA–
Jefferson County, AL – Sewer Revenue	275	0.3%	A
Massachusetts School Building Authority	264	0.3%	AA
Los Angeles Unified School District, CA	259	0.2%	AA–
Houston Airport System, TX	256	0.2%	A1
Illinois – G.O.	253	0.2%	AA
Puerto Rico – G.O.	251	0.2%	BBB
New Jersey Turnpike Authority	249	0.2%	A
California Economic Recovery Bonds	235	0.2%	AA–
San Francisco International Airport, CA	217	0.2%	A1
Denver Colorado Airport System	211	0.2%	A+
Detroit, MI – G.O.	207	0.2%	BBB
Dallas Fort Worth International Airport, TX	205	0.2%	A+
Metropolitan Transportation Authority, NY	196	0.2%	A
Detroit, MI – Water and Sewer Revenue	193	0.2%	A+

Total	$7,879	7.5%

Largest Structured Finance Exposures

Radian’s largest Structured Finance exposures consist of the following:

•	One $600 million transaction representing a Static Synthetic Investment Grade Corporate CDO rated AAA.

•	One $519 million transaction representing a Managed Synthetic Investment Grade Asset-Backed CDO rated AAA.

•	Twenty five transactions ($450 million each) representing Static Synthetic Investment Grade Corporate CDO’s rated AAA.

•	One $450 million transaction representing a Second-to-Pay CDO rated AAA.

•	One $450 million transaction representing a Static Synthetic Investment Grade Asset-Backed CDO rated AAA.

These 29 transactions combine to total $13.27 billion, or 12.76% of Radian’s Net Par Outstanding as of December 31, 2006.

*	See Consolidated Explanatory Notes on page 16.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

12	Quarterly Operating Supplement for the Period Ended Dec. 31, 2006 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Below Investment Grade Exposure by Sector

Sector	Net Par Outstanding (12/31/2006)	Percent of total Net Par
Public Finance
General Obligations	$833	0.8%
Tax Backed	99	0.1%
Healthcare	97	0.1%
Education	81	0.1%
Long Term Care	56	0.1%
Utilities	56	0.1%
Housing	23	0.0%
Transportation	4	0.0%
Other Public Finance	44	0.0%

Subtotal Public Finance	1,293	1.3%

Structured Finance
Asset Backed – Consumer	81	0.1%
Collateralized Debt Obligations	8	0.0%
Asset Backed – Commercial and Other	30	0.0%

Subtotal Structured Finance	119	0.1%

Total	$1,412	1.4%

10 Largest Health Care Exposures
Obligor	Net Par Outstanding (12/31/2006)	Percent of total Net Par	Rating**
MedStar Health	$119	0.1%	BBB+
Kaiser Permanente	109	0.1%	A+
Methodist Hospital	105	0.1%	AA
Consort Healthcare Limited	105	0.1%	BBB–
Adventist Health System	100	0.1%	A+
Ascension Health	98	0.1%	AA
Catholic Healthcare West	96	0.1%	A
Bon Secours Health System Inc	96	0.1%	A–
Stanford Health Services	91	0.1%	A
Sutter Health	86	0.1%	AA–

Total	$1,005	1.0%

*	See Consolidated Explanatory Notes on page 16.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

13	Quarterly Operating Supplement for the Period Ended Dec. 31, 2006 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Net Debt Service Amortization

	Scheduled Net Debt Service Amortization as of 12/31/2006	Ending Net Debt Service Outstanding
2007	$8,597	$135,131
2008	6,677	128,454
2009	8,909	119,545
2010	9,413	110,132
2011	6,450	103,682
2012-2016	46,517	57,165
2017-2021	20,279	36,886
2022-2026	15,276	21,610
After 2026	21,610	—

Total	$143,728

*	See Consolidated Explanatory Notes on page 16.

14	Quarterly Operating Supplement for the Period Ended Dec. 31, 2006 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated CDO Exposure* ($ Millions)

Total CDO Exposure

	Net Par Outstanding (12/31/2006)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2005)	Percent of Total CDO Net Par
Direct	$42,110	95.7%	$21,442	94.3%
Assumed	1,879	4.3%	1,294	5.7%

Total	$43,989	100.0%	$22,736	100.0%

Total CDO Portfolio Rating Distribution**

	Net Par Outstanding (12/31/2006)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2005)	Percent of Total CDO Net Par
AAA	$40,448	92.0%	$18,267	80.3%
AA	2,357	5.4%	2,470	10.9%
A	505	1.1%	604	2.7%
BBB	271	0.6%	982	4.3%
Below Investment Grade	8	0.0%	413	1.8%
Not Rated	400	0.9%	—	0.0%

Total	$43,989	100.0%	$22,736	100.0%

Direct CDO Underlying Asset Types

	Direct CDO Net Par Outstanding (12/31/2006)	Percent of Direct CDO Net Par	Direct CDO Net Par Outstanding (12/31/2005)	Percent of Direct CDO Net Par
Corporates	$36,319	86.2%	$20,019	93.4%
Other	5,791	13.8%	1,423	6.6%

Total	$42,110	100.0%	$21,442	100.0%

*	See Consolidated Explanatory Notes on page 16.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

15	Quarterly Operating Supplement for the Period Ended Dec. 31, 2006 / Consolidated CDO Exposure

Radian Asset Assurance Inc.

Consolidated Explanatory Notes

1. The accompanying unaudited GAAP financial information includes the accounts of Radian, Radian Asset Assurance Limited, Radian Financial Products Limited, Van-American Insurance Agency, Inc. and Asset Recovery Solutions.

These unaudited consolidated financial statements do not include all of the information and disclosures required by generally accepted accounting principles. These financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto, including the Report of Independent Registered Public Accounting Firm for Radian for the year ended December 31, 2005, as filed in accordance with 15c2-12 of the Securities Exchange Act of 1934.

2. In May 2004, Moody’s provided Radian with an initial insurance financial strength rating of Aa3. Prior to the merger of Radian Reinsurance Inc. (Radian Reinsurance) with and into Radian, Moody’s downgraded the insurance financial strength rating of Radian Reinsurance from Aa2 to Aa3. As a result of this downgrade, two of the primary insurer customers had the right to recapture previously written business ceded to Radian Reinsurance. One of these customers agreed, without cost to or concessions by Radian, to waive its recapture rights. Effective February 28, 2005, the remaining primary insurer customer with recapture rights recaptured approximately $7.4 billion of par in-force that it had ceded to Radian Reinsurance, including $54.7 million of premiums written through the recapture date, $4.5 million of which already had been treated as earned under GAAP and was required to be recorded as an immediate reduction of earned premium at the time of recapture. Also, in connection with the recapture in the first quarter of 2005, Radian was reimbursed for policy acquisition costs of approximately $17.1 million for which the carrying value under GAAP was $18.8 million. This required Radian to write-off policy acquisition costs of $1.7 million. The aggregate result of the recapture was a reduction in pre-tax income of $6.2 million. In March 2005, without cost to or concessions by Radian, this customer waived its remaining right to recapture an additional $5.2 billion of par in force that it had ceded to Radian through December 31, 2004.

3. During June, 2006 Standard & Poor’s affirmed the AA insurance financial strength rating of Radian, and revised upward its outlook to stable.

4. For the quarter ended December 31, 2006, the change in fair value of derivatives was a $21.2 million gain as compared to a $33.3 million loss for the same period in 2005. The fourth quarter 2005 included a $50.6 million loss on a credit that was settled in March 2006. Offsetting this loss were gains resulting from tightening of credit spreads which about equal to gains realized in 2006. Both 2006 and 2005 year to date periods had substantial gains resulting from the tightening of credit spreads. However both periods had losses from a credit that settled in March 2006. The losses on this transaction were $17.2 million in 2006 and $40.1 million in 2005.

5. At December 31, 2006, the mark to market on credit derivatives was $94.4 million compared to a mark to market of $23.4 million at December 31, 2005. The increase in the mark was primarily due to Radian paying $68.0 million to a counterparty in March 2006 in consideration for the termination of one credit.

16	Quarterly Operating Supplement for the Period Ended Dec. 31, 2006 / Consolidated Explanatory Notes

Safe Harbor Statement

All statements made in this document that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. The forward-looking statements, as well as our prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in housing demand or mortgage originations, changes in housing values, population trends and changes in household formation patterns, changes in unemployment rates, changes or volatility in interest rates or consumer confidence, or changes in credit spreads; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers, and risks faced by the businesses, municipalities or pools of assets covered by our insurance; the loss of a customer with whom we have a concentration of our insurance in force or the influence of large customers; increased severity or frequency of losses associated with certain of our products that are riskier than traditional mortgage insurance and municipal guaranty insurance policies; material changes in persistency rates of our mortgage insurance policies; downgrades of, or other ratings actions with respect to, our credit ratings or the insurance financial-strength ratings assigned by the major ratings agencies to our operating subsidiaries; heightened competition from other insurance providers and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the charters or business practices of Fannie Mae and Freddie Mac; the application of federal or state consumers lending, insurance and other applicable laws and regulations, or unfavorable changes in these laws and regulations or the way they are interpreted including legislative and regulatory changes affecting demand for private mortgage insurance or financial guaranty insurance; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our mortgage insurance or financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the mortgage insurance or financial guaranty industries; changes in claims against mortgage insurance products resulting from the aging of our mortgage insurance policies; vulnerability to the performance of our strategic investments; changes in the availability of affordable or adequate reinsurance for our non-prime risk; legal and other limitations on the amount of dividends that Radian Group Inc. may receive from its insurance subsidiaries; international expansion of our mortgage insurance and financial guaranty businesses into new markets and risks associated with our international business activities. For more information regarding these risks and uncertainties as well as certain additional risks faced by us, please refer to the risk factors detailed in Item 1A of Part I of Radian Group Inc.’s annual report on Form 10-K for the year ended December 31, 2005 and the material changes to these risks set forth in Item 1A of Part II of Radian Group Inc.’s quarterly report on Form 10-Q for the quarter ended June 30, 2006. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date on which this information was publicly released. We do not intend to, and disclaim any duty or obligation to, update or revise any forward-looking statements made in this document to reflect new information, future events or for any other reason.

17	Quarterly Operating Supplement for the Period Ended Dec. 31, 2006 / Safe Harbor Statement